Entergy Corporation Update

Investor Meetings

April 2, 2013

Entergy®

Caution Regarding Forward-Looking Statements and Regulation G Compliance

In this presentation, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in: (i) Entergy's Form 10-K for the year ended Dec. 31, 2012 and (ii) Entergy's other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with rate proceedings, formula rate plans and other cost recovery mechanisms; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) nuclear plant relicensing, operating and regulatory risks, including any changes resulting from the nuclear crisis in Japan following its catastrophic earthquake and tsunami; (e) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (f) conditions in commodity and capital markets during the periods covered by the forward-looking statements, in addition to other factors described elsewhere in this presentation and subsequent securities filings and (g) risks inherent in the proposed spin-off and subsequent merger of Entergy's electric transmission business with a subsidiary of ITC Holdings Corp. Entergy cannot provide any assurances that the spin-off and merger transaction will be completed and cannot give any assurance as to the terms on which such transaction will be consummated. The spin-off and merger transaction is subject to certain conditions precedent, including regulatory approvals and approval by ITC Holdings Corp. shareholders.

This presentation includes the non-GAAP measure of normalized return on average common equity when describing Entergy's results of operations and financial performance. We have prepared reconciliations of this measure to the most directly comparable GAAP measure. These reconciliations can be found on slide 32. Further information can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com.

Entergy's Scope of Operations Today



Entergy's Scope of Operations

Entergy's Businesses
- 30,000 MW electric generating capacity
- One of the nation's leading nuclear generators
- 2.8 million utility customers
- More than $11 billion revenues
- ~15,000 employees

Utility
- 6 vertically integrated electric utilities (5 retail regulators)
- 4 contiguous states – Arkansas, Louisiana, Mississippi, Texas
- ~22,000 MW generating capacity
- ~15,400 circuit miles of interconnected high-voltage transmission lines

Entergy Wholesale Commodities
- △ 6 nuclear units owned at 5 sites (5,011 MW)
- ○ 2 gas, 1 gas / oil facilities (1,340 MW)
- ○ 2 wind facilities (80 MW)
- ○ 2 coal facilities (181 MW)
- △ 1 nuclear plant managed (800 MW)

Our Vision: We Power Life
Our Mission: Create Sustainable Value for Stakeholders

We exist to operate a world-class energy business that creates sustainable value for our four stakeholders

- For our *owners*, we create value by aspiring to provide top-quartile returns through the relentless pursuit of opportunities to optimize our business
- For our *customers*, we create value by constantly striving for reasonable costs and providing safe, reliable products and services
- For our *employees*, we provide a safe, rewarding, engaging, diverse and inclusive work environment, fair compensation and benefits and opportunities to advance their careers
- For our *communities*, we create value through economic development, philanthropy, volunteerism and advocacy and by operating our business safely and in a socially and environmentally responsible way

Management Team Committed to Creating Sustainable Value for Our Stakeholders



New in current position (< 12 months)
Chairman of Board and Chief Executive Officer
Leo Denault
CFO
Drew Marsh
CAO
Rod West
COO
Mark Savoff
Utility
Theo Bunting
EWC
Bill Mohl
HR&A
Renae Conley
CNO
Jeff Forbes
President, AR
Hugh McDonald
President, LA
Phillip May
President, TX
Sallie Rainer
Gen Counsel
Marcus Brown
Reg, Govt Affairs
Kim Despeaux
President, MS
Haley Fisackerly
President, NO
Charles Rice

Utility – an Overview



Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Texas
Entergy Gulf States Louisiana
Entergy New Orleans

Business Purpose

We grow the business by providing customers with low-emission, reliable energy at reasonable cost; superior service; a strict focus on safety; operational excellence and engaged employees

Strategic Imperatives

- Execute MISO / ITC
- Grow Utility earnings (e.g., economic development)
- Continue to develop and implement productive regulatory constructs

The Utility Operating Companies

Electric Retail Customer Breakdown
2012; % of MWh sales



Industrial
39
Residential
32
Commercial & Governmental
29

Generation Portfolio
2012; % of MW, Owned and Leased Capability



Coal
10
Nuclear
24
Gas / Oil / Hydro
66

Overview of Utility Operating Companies

Entergy Arkansas
- Electric utility
- 696,000 electric customers
- Authorized ROE: 10.2%
- Base rate case filed 3/1/13

Entergy Gulf States Louisiana
- Electric and gas utility
- 387,000 electric customers
- 92,000 gas customers
- Authorized ROE ranges:
  - Electric 9.9 – 11.4%
  - Gas 10.0 – 11.0%
- Base rate case filed 2/15/13 for electric
- Rate Stabilization Plan in place for gas

Entergy Louisiana
- Electric utility
- 673,000 electric customers
- Authorized ROE range: 9.45 – 11.05%
- Base rate case filed 2/15/13

Entergy Mississippi
- Electric utility
- 440,000 electric customers
- TY 2012 FRP filed ROE range: 9.74 – 11.81% (including performance factor)
- Formula Rate Plan

Entergy New Orleans
- Electric and gas utility
- 165,000 electric customers
- 102,000 gas customers
- Authorized ROE ranges:
  - Electric 10.7 – 11.5%
  - Gas 10.25 – 11.25%
- Formula Rate Plan, electric and gas (expired with 2011 test year)

Entergy Texas
- Electric utility
- 417,000 electric customers
- Authorized ROE: 9.8%
- Final order in 2011 rate case issued September 2012

Reasonable Residential Rates

Utility Average Residential Customer Rates

2012; $ per MWh



500
400
300
200
100
0
ENOI
EAI
ETI
EMI
ELL
EGSL

Percent Change in Residential Customer Rates

2012 vs 2008; %



80
60
40
20
0
(20)
(40)
EAI
ETI
ENOI
EMI
ELL
EGSL

Source: SNL

Average Allowed ROE of 10.3% In Line with Industry

Allowed Return on Equity
Last Approved; %


16
15
14
13
12
11
10
9
0
ETI
EMI[1]
EAI
ELL
ETR Utility weighted average
EGSL
ENOI

Source: SNL

[1] *Excludes performance factor*

Entergy Arkansas Regulatory Highlights

2012 Return on Equity


9.6
9.8
Book
Normalized[1]

[1] See slide 32 for calculation

Other Recent Developments

- Hot Spring acquisition: $30.5M recovery via Rider CA effective 12/1/12

EAI Rate Case Procedural Schedule

Date	Event
8/2/13	Staff and Intervenor direct testimony
8/26/13	EAI rebuttal testimony
9/16/13	Staff and Intervenor surrebuttal testimony
9/23/13	EAI sur-surrebuttal testimony
10/14/13	Deadline for settlements
10/22/13	Hearing begins

Rate Case Filed March 1, 2013 (Docket No. 13-028-U)[2]

- 12/31/12 test year + known and measurable changes and rate base closed to plant in service through 12/31/13
- Rate Base (last approved $3.996B)
  - $4.998B (MISO-only scenario), $4.258B (MISO / ITC scenario)
- Requested
  - 5.02% WACC (10.4% ROE, 30.6% equity ratio and includes ADIT at 0% cost)
  - MISO Rider, Capacity Cost Recovery Rider (Rider CCR)
- Next steps
  - 5/1/13 update to final 12/31/12 results
  - Procedural schedule has been set (see table on bottom left)
  - ~1/1/14 statutory 10 months for APSC review

Select major components	Request ($M)
Riders to base rates	49
Depreciation / amortization	27
Non-fuel purchased power / Rider CCR	21
Storm reserves / vegetation mgmt	14
ROE	5
Rate base	24
Pension / benefits / other	34
MISO-only scenario	174
ITC, net	44
MISO / ITC scenario	218

Estimated full year net income impact of request ~$45M

[2] See also fact sheet posted on our website at www.entergy.com/investor_relations

Entergy Gulf States Louisiana Regulatory Highlights

2012 Return on Equity


11.7
11.4
Book
Normalized[1]

[1] See slide 32 for calculation

Other Recent Developments

- 2011 test year FRP approved with $(5.7)M cost of service rate decrease
- In the retail gas ROE proceeding, Final Administrative Law Judge Recommendation adopted Staff's recommended ROE of 9.4%; EGSL subsequently requested oral argument at any future Business & Executive Meeting at which the Commission may consider this matter

Rate Case Filed Feb. 15, 2013 (Docket No. U-32707)[2]

- 6/30/12 test year + known and measurable changes and rate base closed to plant in service through 12/31/13
- Rate Base (last approved $2.405B)
  - $2.666B (MISO-only scenario), $2.147B (MISO / ITC scenario)
- Requested:
  - 8.18% WACC (10.4% ROE, 51.72% equity ratio)
  - FRP with continuation of capacity mechanism outside FRP (3 yrs, 9.65% – 11.15% ROE band)
  - Transmission Cost Recovery Rider (MISO / ITC scenario) / Incremental Transmission Rev Req Rider (MISO-only scenario)
- Next steps
  - Procedural schedule to be established
  - 2/15/14 12 months statutory deadline for decision

Select major components	Request ($M)
Depn (incl new rates, new plant in service through 12/31/13)	16
Storm reserves	7
Transmission recovery rider	4
New Nuclear recovery	5
ROE	(3)
Rate case expenses, MISO deferral	5
Rate base / other	(10)
MISO-only scenario	24
ITC, net	4
MISO / ITC scenario	28

Estimated full year net income impact of request ~$(5)M

[2] See also fact sheet posted on our website at www.entergy.com/investor_relations

Entergy Louisiana Regulatory Highlights

2012 Return on Equity



10.1
6.6
Book
Normalized[1]

[1] See slide 32 for calculation

Other Recent Developments

- ELL rate case for its Algiers area filed 3/28/13 with the New Orleans City Council
  - Requested increase of $13M (phased in over 3 years)
  - Formula Rate Plan and riders consistent with ELL's LPSC rate case filing
  - New rates effective beginning 4/1/14
- Waterford 3 steam generator replacement: $86.9M increase effective 1/1/13

Rate Case Filed Feb. 15, 2013 (Docket No. U-32708)[2]

- 6/30/12 test year + known and measurable changes and rate base closed to plant in service through Dec. 31, 2013
- Rate Base (last approved $3.560B)
  - $4.475B (MISO-only scenario), $3.822B (MISO / ITC scenario)
- Requested:
  - 8.19% WACC (10.4% ROE, 52.8% equity ratio)
  - FRP with continuation of capacity mechanism outside FRP (3 yrs, 9.65 – 11.15% ROE band)
  - Transmission Cost Recovery Rider (MISO / ITC scenario) / Incremental Transmission Rev Req Rider (MISO-only scenario)
- Next steps
  - Procedural schedule to be established
  - 2/15/14 12 months statutory deadline for decision

Select major components	Request ($M)
Depn (incl new rates, new plant in service thru 12/31/13)	33
Storm reserves	16
Transmission recovery rider	8
New Nuclear recovery	5
ROE	3
Rate case expenses, MISO deferral	5
Rate base / other	74
MISO-only scenario	144
ITC, net	24
MISO / ITC scenario	168

Estimated full year net income impact of request ~$60M

[2] See also fact sheet posted on our website at www.entergy.com/investor_relations

Entergy Mississippi Regulatory Highlights

2012 Return on Equity


5.1
8.2
7.9
Book
Normalized[1]
Earned (per FRP filing)

[1] See slide 32 for calculation

2012 Test Year FRP Filed March 15, 2013 (Docket No. 2009-UN-388)

- 10.78% ROE midpoint (10.06% + 0.72% performance factor); 9.74 – 11.81% range
- 48.21% common equity ratio
- $1.74B rate base (does not include Attala or Hinds, which are recovered through Power Management Rider)
- $36.3M change in revenue requirement (10.55% ROE)
- *~$20M estimated full year net income impact of request*
- Any change in rates would be effective for the June billing cycle

MPSC Review of ROE Methodology (Docket No. 2012-AD-302)

- On 8/7/12, the MPSC opened inquiries to review current formulaic methodology
- The intent is for informational purposes only; any recommended changes would be considered in a general rate case or in the existing FRP docket
- MPUS filed consultant report on 3/14/13 with no recommended changes at this time

Other Recent Developments

- Hinds acquisition: $56M recovery via Power Management Rider effective 1/1/13
- Temporary storm recovery increase from August through December of 2012; storm cost rider with periodic true-up starting in 2013

Entergy New Orleans Regulatory Highlights

2012 Return on Equity


8.5
8.4
Book
Normalized[1]

[1] See slide 32 for calculation

Key Factors of 2011 Test Year FRP Filing (Docket No. UD-08-03)

- $0.295B electric rate base, $0.09B gas rate base
- 8.58% WACC (electric)
- 50.08% common equity ratio
- $4.9M electric increase (no change in gas rates) implemented October 2012 subject to refund pending resolution of remaining disputed items
  - Advisors and intervenors direct 4/12/13
  - ENOI rebuttal testimony 5/10/13
  - Hearing scheduled 5/21/13

Formula Rate Plan

- ENOI's current FRP expired with the 2011 test year filing
- ENOI is discussing possible renewal or extension of the FRP with the City Council advisors; CCNO would be required to approve any such renewal or extension

Base Rate Case

- ENOI currently plans to file a base rate case in 2014 based on a 2013 test year
  - A condition in the City Council's approval for ENOI's 20% participation Ninemile 6 CCGT under construction
  - The new plant is currently expected to go into service the first part of 2015, and the base rate case is to be filed one year prior to the estimated in-service date
- After filing, rates will be adjusted, including necessary riders, for the recovery of all MISO costs

Entergy Texas Regulatory Highlights

2012 Return on Equity



4.8
6.4
Book
Normalized[1]

[1] See slide 32 for calculation

Paths for Improving ROE in Texas

- Proposed purchased power recovery rulemaking by PUCT (draft rule published and comments filed; 5/31/13 deadline for PUCT to act on proposal) (Docket No. 39246)
- Requested special relief through fuel adjustment clause (ETI filed 11/30/12; motions to dismiss / request for hearing filed by staff and intervenors on 3/15/13) (Docket No. 41003)
- Appealed rate case order in Travis County Court (decision expected by year-end) (Dockets No. D-1-GN-12-003721 and D-1-GN-13-000121)
- Other options: transmission and distribution riders, base rate case filing

Recent Rate Case Proceedings

Proceeding	Amount ($M)
2007 rate case rate change in January 2009	47
2009 rate case rate changes in:	
May 2010	17.5
August 2010	41.5
May 2011	9
2011 rate case rate change in July 2012	27.7
Total	**142.7**

Key Factors of Last Rate Case

- $1.677B rate base
- 8.27% WACC
- 49.92% common equity ratio
- 9.8% authorized ROE

Utility Growth from Productive Investment

Key Drivers	Issue	Investment Types	
Growing demand	~3.7 GW projected Entergy region load growth by 2020	Portfolio transformation *(e.g., Ninemile 6 CCGT)*	
Portfolio transformation	~12 GW of existing Utility generation is 35 years or older	Major projects	
Environmental compliance	MATS by 2015 – 2016 Regional haze likely by 2019 SO_2 NAAQS likely by 2019[1] CSAPR or replacement?	Environmental controls *(e.g., Scrubbers at White Bluff Plant[2])*	
NERC compliance	Reliability investments to meet new or more stringent standards	Transmission investments *(e.g., Critical Infrastructure Protection)*	
Every day	Routine maintenance for generation, transmission and distribution	~$930-990M annually	

[1] Largely dependent on state action

[2] Project suspended; limits for NOx and SO_2 at White Bluff depends on final State or Federal Implementation Plan

Utility – Planned Capital Expenditures

Planned Capital Expenditures
2013E; $M

		EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	Other[1]	Utility
Maintenance	Generation	34	26	30	12	4	13	13	1	133
	Transmission	76	49	62	25	5	37	-	-	253
	Distribution	138	72	113	84	23	74	-	-	504
	Other	12	15	13	7	10	5	2	33	97
	Total	260	162	218	128	42	129	15	34	987
Capital Commitments	Generation	68	53	500	8	15	63	8	-	716
	Transmission	17	34	55	25	14	6	-	11	162
	Distribution	8	4	17	3	9	1	-	3	45
	Other	31	5	6	4	14	2	-	30	92
	Total	124	96	578	40	52	72	8	44	1,015
Total		**384**	**258**	**796**	**168**	**94**	**201**	**23**	**78**	**2,002**

[1] *Corresponds to Entergy Services, Inc.*

Totals may not foot due to rounding

Utility – Planned Capital Expenditures

Planned Capital Expenditures

2014E; $M

		EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	Other[1]	Utility
Maintenance	Generation	33	19	21	11	8	14	20	1	127
	Transmission	60	32	68	36	5	28	-	-	229
	Distribution	135	72	117	80	23	67	-	-	494
	Other	15	17	16	8	11	7	1	32	107
	Total	243	140	222	135	47	116	21	33	957
Capital Commitments	Generation	102	59	173	5	18	49	9	-	415
	Transmission	62	23	58	37	5	41	-	14	240
	Distribution	7	-	4	-	10	-	-	-	21
	Other	30	5	24	10	13	2	-	4	88
	Total	201	87	259	52	46	92	9	18	764
Total		444	227	481	187	93	208	30	51	1,721

[1] Corresponds to Entergy Services, Inc.

The planned amounts do not reflect the expected reduction in capital expenditures that would occur if the planned spin-off and merger of the transmission business with ITC Holdings Corp. occurs

Totals may not foot due to rounding

Utility – Planned Capital Expenditures

Planned Capital Expenditures

2015E; $M

		EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	Other[1]	Utility
Maintenance	Generation	36	27	24	9	12	14	13	1	135
	Transmission	72	27	34	35	5	28	-	-	202
	Distribution	132	66	109	79	24	79	-	-	489
	Other	15	17	15	8	11	6	1	32	105
	Total	255	137	182	131	52	127	14	33	931
Capital Commitments	Generation	173	49	88	25	17	17	22	-	392
	Transmission	109	17	41	43	2	80	-	11	303
	Distribution	7	-	3	6	-	-	-	-	16
	Other	28	5	24	13	13	2	-	8	92
	Total	317	71	156	87	32	99	22	19	803
Total		572	208	338	218	84	226	36	52	1,734

[1] Corresponds to Entergy Services, Inc.

The planned amounts do not reflect the expected reduction in capital expenditures that would occur if the planned spin-off and merger of the transmission business with ITC Holdings Corp. occurs

Totals may not foot due to rounding

MISO Update

Recent Retail Regulatory Activity

OpCo	Issue	Recent Development
ETI	In December 2012, the PUCT Staff raised concerns about the effect of ETI's exit from the System Agreement on the JSP PPAs between ETI and EGSL, and the implications of these issues on the PUCT's order regarding MISO	• The PUCT Staff engaged a consultant to review ETI's updated analysis showing termination of the Jurisdictional Separation Plan PPAs would have little or no impact on ETI's costs • The study is expected to be filed soon
EAI	Intervenors in EAI's ITC transaction proceeding at the Missouri Public Service Commission have raised unrelated MISO issues	• On 3/21/13, EAI made a notification filing with the Missouri PSC seeking confirmation that the PSC has no jurisdiction over EAI's proposal to join MISO (or, in the alternative, requesting to change control) • On 3/27/13, the Missouri PSC issued an order granting the interventions in the ITC transaction proceeding without mention of EAI's separate MISO notification filing

FERC

- Various FERC filings are under way or will be made in the near term relating to the rates, terms and conditions of the Utility operating companies' integration into MISO

Implementation

- The Utility operating companies continue to work through the implementation process towards the targeted cutover to MISO in December 2013

Updated Spin-Merge Transaction Procedural Schedules

Key 2013 Dates in Retail Regulatory and FERC Change of Control Proceedings[1]

		Mar	Apr	May	Jun	Jul	Aug	Sep	Oct
LPSC	Staff / Intervenor testimony		4/10						
Docket	Rebuttal			5/21					
U-32538	Hearing commences					7/15			
	Decision							9/18	
APSC	Staff / Intervenor testimony		4/19		6/7				
Docket	Rebuttal / Sur-surrebuttal			5/17	6/21				
12-069-U	Deadline for settlements				6/28				
	Hearing commences					7/9			
	Decision							TBD	
CCNO	Intervenor testimony	3/1		6/5					
Docket	Advisors testimony		4/17	6/5					
UD-12-01	Rebuttal / Rejoinder			5/22	6/19				
	Hearing commences					7/23			
	Decision							TBD	
MPSC	Intervenor testimony	3/21							
Docket	Staff testimony				6/20				
12-UA-358	Rebuttal					7/19			
	Hearing commences						8/6		
	Decision							TBD	
PUCT	Intervenor testimony		4/30						
Docket	Staff testimony			5/7					
41223[2]	Rebuttal			5/14					
	Hearing commences			5/21					
	Decision (180-day deadline)						8/18		
FERC[3]	Deadline for FERC to act							9/18	

[1] *A change of control application is also pending before the Missouri PSC (Docket No. EO-2013-0396); it is not known at this time whether a procedural schedule will be established, but Staff's recommendation on the application is currently due 5/15/13*

[2] *See also application to implement transmission cost recovery rider (Docket No. 41235)* [3] *Dockets No. EC12-145, ER12-2681 and EL12-107*

Entergy Wholesale Commodities – an Overview


Northern


Southern

Business Purpose

We focus on best-in-class operational efficiency, safety and reliability while continually seeking to optimize our portfolio of assets in an ever-dynamic market

Strategic Imperative

- Improve EWC results

EWC Nuclear Portfolio Revenue Under Contract

EWC Nuclear Portfolio

Percent of Planned Generation Under Contract as of Dec. 31, 2012; %



100
80
60
40
20
0
13
14
15
16
17

Hedging for Asymmetrical Upside Opportunity

EWC Nuclear Revenue Sensitivity on <u>Contracted</u> Energy

Based on market prices as of Dec. 31, 2012



2015
2014
2013
10
5
0
(5)
(10)
(20)
(10)
0
10
20
Avg Contracted Revenue Change, $/MWh
Market Price Change, $/MWh
Avg expected contracted revenue/MWh
$46 on ~34 TWh
$45 on ~30 TWh
$47 on ~16 TWh

Optimizing hedge timing, <u>volumes and products</u>

- Firm products with call options
  - Cap operational and liquidity risks
  - Allow for market upside
- Larger volumes of puts and collars
  - Cap downside, allow for market upside
- Optimizing UC / LD mix
  - Maximize liquidity, optimize timing, minimize transaction costs
  - Using portfolio length, including RISEC, to mitigate operational risk, lower UC costs

Northeast Energy Markets – Forward Power Prices

Northeast Nuclear Fleet Forward Energy Prices
Jan 2012 – March 2013; Around-the-clock $/MWh; Excludes Palisades



50
45
40
35
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
At 3/27/13
Bal 2013[1]
$45
Cal 2014
$46
Cal 2015
$46

[1] Starting in January 2013, the dotted 2013 line reflects balance of the year prices, which are affected by seasonality and therefore, not directly comparable to a calendar year strip

Source: Derived from third party data service

Northeast Capacity Markets – Cleared Auctions

NYISO Auction-Cleared Capacity Prices
For delivery June 2010 – April 2013; $/kW-mo



4
3
2
1
0
Strip
Monthly
(with avg. by amount sold)
Spot
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12

ISO-NE Capacity Prices
For delivery June 2010 – May 2017; $/kW-mo



5
4
3
2
1
0
Forward Capacity Auctions
Reconfiguration Auctions
Monthly Auctions
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17

Advocating for the Many Benefits of Nuclear Power and Efficient Markets


Mr. Mohl
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The Importance of Nuclear Power

Bill Mohl testified at the March 5th U.S. House Subcommittee on Energy and Power Oversight Hearing; highlights include:

- Safe operations is a top priority
- Nuclear provides reliability, economic and environmental benefits
- Crucial contributor to maintaining air quality
- An essential component of a diverse energy portfolio

Efficient Markets

EWC continues to advocate for fair and efficient markets; current focus includes:

- NYISO: Transmission planning under FERC Order 1000, lower Hudson valley capacity zone and properly functioning capacity markets
- ISO-NE: forward capacity markets, gas / electric coordination, day ahead market scheduling and real-time pricing issues

Regulatory and Legal Update for Continued Operation

Indian Point

- NRC license renewal — *expect the federal litigation process could take many years*
  - Entergy has presented arguments that no further state action on WQC or CZM is required before NRC may decide license renewal
- Water Quality Certification
  - Final decision not likely before 2015
  - Moot if NYSDEC waived WQC review
- Coastal Zone Management – 3 paths
  - IPEC previously reviewed by NYS under CZMA (before ASLB)
  - IPEC grandfathered under NY CZM program (before NYS courts)
  - IPEC consistent with NY CZM program (before NYSDOS)

"Timely renewal" protection applies

Vermont Yankee

- Second Circuit appeal of U.S. District Court finding that state's efforts to force closure of the VY were unconstitutional
  - Oral argument held 1/14/13
  - Appeals process could continue for quite some time
- Certificate of Public Good
  - VPSB decision expected late 2013 / early 2014
- Vermont State Court
  - Supreme Court dismissed New England Coalition lawsuit to shut down VY while CPG renewal proceeding is pending
  - VY appealed VPSB's order finding VT's timely renewal law is inapplicable to VY

Corporate – an Overview



Mission

We exist to operate a world-class energy business that creates sustainable value for our four stakeholders: owners, customers, employees and communities

Strategic Imperatives

- Optimize the organization through human capital management
- Increase financial flexibility
- Align corporate culture

Evaluating Strategies to Improve Efficiency

Organizational design



Change the way we work


SharePoint
Share.
SharePoint

Benchmarking


Quartile Ranking
1
2
3
4
Measure 1
Measure 2
Measure 3
Measure 4

Supply Chain


Warehousing
Materials
Procurement
Vendors
Fuel
Contracts

Summary

- **Reality-based planning**
  - Starts with safety and operational excellence every day
  - Active Utility regulatory agenda and substantial investment program and opportunities
  - Protracted license renewal processes for EWC nuclear plants
  - Depressed power prices eroding margins at EWC, but contracting has mitigated impact and provides for upside
- **Continuous improvement through operational excellence and portfolio management**
  - For example, the proposal for the Utility operating companies to join MISO and the spin-off and merger of the transmission business with ITC Holdings Corp.
  - Other initiatives including optimizing the organization through human capital management, and future other ideas and opportunities, like we have in the past
- **Mission: we exist to operate a world-class energy business that creates sustainable value for our four stakeholders**

Appendix
Regulation G Reconciliations

Regulation G Reconciliations

Table 1: Return on Average Common Equity – Reconciliation of GAAP to Non-GAAP Measure
2012
($ in millions)

		EAI	EGSL	ELL	EMI	ENOI	ETI	SERI[1]	Utility[2]
As-reported earnings available to common stock	(a)	145.5	158.2	274.1	43.9	16.1	42.0	111.9	943.0
Add back:									
Preferred dividend requirement	(b)	6.9	0.8	7.0	2.8	1.0	–	–	17.3
Income taxes	(c)	94.8	52.6	(128.9)	58.7	7.2	33.1	77.1	49.3
As-reported income before income taxes	(d) = (a)+(b)+(c)	247.2	211.6	152.2	105.4	24.3	75.1	189.0	1,009.7
Less certain items (pre-tax):									
Transmission businesses spin-merge expenses	(e)	(13.3)	(4.7)	(6.7)	(7.6)	(0.9)	(4.8)	–	(38.1)
Weather	(f)	5.5	(6.9)	(8.3)	(5.8)	(2.1)	(7.0)	–	(24.6)
Regulatory credit for tax sharing agreement	(g)	–	(27.7)	(137.1)	–	–	–	–	(164.7)
Normalized income before taxes	(h) = (d)-(e)-(f)-(g)	255.0	250.9	304.3	118.9	27.3	86.8	189.0	1,237.1
State-specific standard income tax rate	(i)	39.2%	38.5%	38.5%	38.3%	38.5%	35.0%	38.3%	38.5%
Income tax at state-specific standard rate	(j) = (h)*(i)	100.0	96.5	117.1	45.5	10.5	30.4	72.3	476.3
Normalized earnings applicable to common stock	(k) = (h)-(j)-(b)	148.1	153.5	180.2	70.6	15.9	56.4	116.7	743.5
Average common equity	(l)	1,511.9	1,348.4	2,717.7	857.7	188.4	876.8	816.6	7,990.7
As-reported return on average common equity	(a)/(l)	9.6%	11.7%	10.1%	5.1%	8.5%	4.8%	13.7%	11.8%
Normalized return on average common equity	(k)/(l)	9.8%	11.4%	6.6%	8.2%	8.4%	6.4%	14.3%	9.3%

[1] *Principal asset is 90% share of Grand Gulf nuclear plant, $1.7B rate base at 12/31/12, including uprate implemented mid-year 2012; 63% common equity ratio (the sale / leaseback excluded from capital structure, it is treated as operating lease and recovered as an O&M cost)*

[2] *Utility does not total to the sum of the legal entities presented due primarily to Entergy Louisiana Holdings income taxes, partially offset by an EGSL correction of regulatory asset for income taxes reflected at Utility but not at EGSL as the correction was presented at EGSL as revisions to its prior period financial statements*

Calculations may differ due to rounding